Exhibit 32.2

CERTIFICATION PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

I, Neil A. Russell, Senior Vice President, Corporate Affairs and Chief Communications Officer and Interim Chief Financial Officer, of Sysco Corporation (the “company”), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1.The company’s Quarterly Report on Form 10-Q for the fiscal quarter ended December 31, 2022 (“Quarterly Report”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

2.All of the information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the company.

Date: January 31, 2023

/s/ NEIL A. RUSSELL
Neil A. Russell
Senior Vice President, Corporate Affairs and Chief Communications Officer and Interim Chief Financial Officer